EXHIBIT 99.4

Shareholder List of Shouguang City Haoyuan Chemical Company Limited

[English Translation]

Investor Description

Company Name: Shouguang City Haoyuan Chemical Company Limited

Registration No.: 370783228069886

S/N	Investor	Chinese Local Investor or Foreign Investor	Type of Certificate	Certificate Number	Form of Capital Contribution	Subscribed Capital Contribution (RMB)	Currency
1	Hong Kong Jiaxing Industrial Limited	1	Business License	D833900587	Monetary	300 million	Renminbi

USD Equivalent of Subscribed Capital Contribution	Proportion (%)	Paid-in Capital Contribution (RMB)	Form of Paid-in Capital Contribution	Date of Capital Contribution	Deadline for Remaining Capital Contribution	Country (Region)
44.11 million	100	239.794938 million	Monetary	March 15, 2010	March 10, 2011	Hong Kong

7/11/2011 /seal/
(of Shouguang Municipal Administration for Industry and Commerce
for enquiry of filed information)